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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 26, 2002

QAD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22823 (Commission File Number)	77-0105228 (IRS Employer Identification No.)

6450 Via Real, Carpinteria, California (Address of principal executive offices)	93013 (Zip code)

Registrant's telephone number, including area code    (805) 684-6614

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section. The exhibit shall not be deemed to be incorporated by reference into the filings made by QAD Inc. (the "Company") with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

  (c)
  Exhibits.

  99.1
  Press release dated November 26, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

        The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be filed under the Exchange Act or incorporated by reference into the Company's filings with the SEC under the Securities Act or the Exchange Act.

        On November 26, 2002, QAD Inc. issued a press release announcing 2003 fiscal third quarter results and guidance for the 2003 fiscal fourth quarter and full fiscal year, respectively.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD INC. (Registrant)

Date: November 26, 2002	By:	/s/ KATHLEEN M. FISHER Kathleen M. Fisher Chief Financial Officer (on behalf of the registrant and as Principal Financial Officer)

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES